UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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   NETWORK EQUIPMENT TECHNOLOGIES, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6900 Paseo Padre Parkway
Fremont, California  94555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
August 9, 2011

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Network Equipment Technologies, Inc., a Delaware corporation, will be held on Tuesday, August 9, 2011, at 10:00 a.m., local time, at the principal offices of the Company, 6900 Paseo Padre Parkway, Fremont, California 94555 for the following purposes:

1.

To elect Frederick D. D’Alessio and C. Nicholas Keating, Jr. as Class III Directors to serve until the 2014 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified;

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2012;

3.

To approve an amendment to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) to increase the number of shares of Common Stock available for issuance by an additional 1,400,000 shares, and at the same time reapprove, for tax purposes, the performance objectives for awards intended to qualify for deductibility under Section 162(m) of the US tax code;

4.

To hold an advisory vote on the compensation of the Company’s Named Executive Officers;

5.

To hold an advisory vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers; and

6.

To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Only stockholders of record at the close of business on June 10, 2011 are entitled to notice of and to vote at the annual stockholder meeting and at any postponement or adjournment of the annual stockholder meeting.

By order of the Board of Directors,

Fremont, California

C. Nicholas Keating, Jr.
July 5, 2011

President and Chief Executive Officer

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND VOTE BY SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 9, 2011.

The proxy materials for this Annual Meeting are available over the Internet at

www.proxyvote.com

6900 Paseo Padre Parkway
Fremont, California  94555

PROXY STATEMENT
For the Annual Meeting of Stockholders

To Be Held
August 9, 2011

Your proxy is solicited by the Board of Directors (the “Board”) of Network Equipment Technologies, Inc. (“NET” or the “Company”), for use at the annual meeting of stockholders to be held at 10:00 a.m. on August 9, 2011 (the “Annual Meeting”), at the principal offices of the Company located at 6900 Paseo Padre Parkway, Fremont, California 94555 and at any postponement or adjournment thereof. Stockholders of record on June 10, 2011 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting.

The Company intends to mail this Proxy Statement and accompanying proxy card, together with the annual report to stockholders, on or about July 5, 2011. As of the Record Date, there were 30,397,709 shares of the common stock of the Company (“Common Stock”) outstanding and entitled to vote.

Voting

You are entitled to one vote for each share of Common Stock held by you as of the Record Date. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes are not counted or deemed to be present for voting purposes or represented for purposes of determining whether any matter has been approved by stockholders. The vote required to elect the Director nominee and approve each of the other proposals is described below.

Please refer to the proxy card for instructions on how to access your proxy to vote your shares at the Annual Meeting. Such proxies must be used in conjunction with, and will be subject to, the information and terms contained on the proxy card. These procedures are also available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

Any person giving a proxy has the power to revoke it at any time before its exercise at the Annual Meeting by following the instructions provided in the proxy card or by attending the Annual Meeting and voting in person.

The Company will provide paper or e-mail copy of any proxy materials, including this Proxy Statement, without charge, upon written request. Requests should be sent to: Investor Relations, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, mailing, and internet availability of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to stockholders. The Company does not presently intend to solicit proxies other than by mail but may use the services of senior management to solicit proxies personally, electronically, or by telephone, without receiving additional compensation.

INFORMATION REGARDING CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Code of Ethics and Corporate Governance Documents

The Company has adopted a Code of Business Conduct that applies to all Directors, officers and employees, including its principal executive officer, principal financial officer and controller. This Code of Business Conduct meets the requirements of the Securities and Exchange Commission (“SEC”) rules for a code of ethics. Our corporate governance documents, including our Corporate Governance Guidelines and our Code of Business Conduct, are available at our website (www.net.com) or in print to any stockholder who requests a copy.

Directors

	Age	Director Since	Class and Year Current Term Expires
Frederick D. D’Alessio *	62	2005	Class III – 2011
C. Nicholas Keating, Jr. *	69	2001	Class III – 2011
David R. Laube	63	2001	Class I – 2012
Dixon R. Doll	68	1984	Class II – 2013
* Nominees for re-election

Frederick D. D’Alessio has been a Director of NET since January 2005. From 2002 through 2007 he served as a General Partner of Capital Management Partners, a telecommunications consultancy. From 1971 to 2001, he held various management positions with Verizon Communications and its related entities, serving most recently as president of the Advanced Services Group for Verizon Communications, which included Verizon’s long distance, DSL and internet service provider businesses, from July 2000 to November 2001, and as group president, consumer services, for Bell Atlantic Communications from December 1998 to June 2000. Mr. D’Alessio received a BS in electrical engineering and an MS from the New Jersey Institute of Technology and an MBA from Rutgers University. He sits on the board of directors of a privately held company. The Company believes that Mr. D’Alessio’s record of success in senior executive positions and prior service as director of other public companies, including Aware, Inc. (through 2008) and Spirent plc (through 2006), qualifies him to serve as a director of the Company. The Company also considered Mr. D’Alessio’s prior experience on the Board and contributions to the Board in connection with his nomination.

C. Nicholas Keating, Jr. has served as NET’s President and CEO since July 2005 and as a Director of the Company since November 2001. From October 2000 to February 2004, Mr. Keating was President and CEO of IP Infusion, a software developer and licensor of advanced networking software for enhanced IP services. Previously, he was President and CEO of US SEARCH.com, a Web-based provider of on-line information services to individual, corporate and professional users. From 1993 to 1998, he was an advisor to a number of worldwide organizations, including AT&T and Lucent Technologies. From 1987 to 1993, he was a Vice President and corporate officer of NET. Mr. Keating is a member of the Board of Trustees of the Asian Art Museum Foundation of San Francisco and is a San Francisco City Commissioner. He is also on the Board of Trustees of American University in Washington, D.C. Mr. Keating received his BA and MA from American University and was a Fulbright Scholar to Mexico. Prior to his business career, Mr. Keating worked in the State and Commerce Departments in international positions and served as a First Lieutenant in the United States Army. The Company believes that Mr. Keating’s experience as NET’s President and CEO, his prior record of success in senior executive positions with NET and other companies, and his prior service as director of other public companies, including Foundry Networks, Inc. (through 2008), qualifies him to serve as a director of the Company. The Company also considered Mr. Keating’s prior experience on the Board and contributions to the Board in connection with his nomination.

David R. Laube has been a Director of NET since April 2001. He is currently executive in residence for the school of business at the University of Colorado Denver. Mr. Laube spent 17 years as a senior executive at U S WEST (now Qwest Communications). Over his last five years at U S WEST, Mr. Laube was the Vice President and Chief Information Officer, leading the largest information technology organization in Colorado. Mr. Laube is a Phi Beta Kappa graduate of the University of Washington with a BA in finance, holds an MBA from the Wharton School of Business at the University of Pennsylvania, and is a CPA (inactive). In 2004, Mr. Laube was awarded an honorary doctorate by the University of Colorado. Until May 2011, Mr. Laube was also a director of Tekelec (NASDAQ: TKLC). The Company believes that Mr. Laube’s record of success in senior executive positions and service as director of other public companies, including Tekelec (currently) and Carrier Access Corporation (through 2008), qualifies him to serve as a director of the Company. The Company also considered Mr. Laube’s prior experience on the Board and contributions to the Board in connection with his continued service.

Dixon R. Doll, Ph.D. has been a Director of NET since April 1984 and became the Company’s Chairman of the Board in August 2002. Dr. Doll co-founded DCM, an early stage technology venture capital firm where he has served as a general partner since its formation in 1996. He served as the chairman of the United States National Venture Capital Association for its 2008-2009 fiscal year. Dr. Doll holds a bachelor of science degree in electrical engineering from Kansas State University and master of science degree and Ph.D. in electrical engineering from the University of Michigan. Dr. Doll is also a director of several privately held companies. The Company believes that Dr. Doll’s extensive communications industry experience and service as director of other public companies qualifies him to serve as a director of the Company. The Company also considered Dr. Doll’s prior experience on the Board and contributions to the Board in connection with his continued service.

Consideration of Director Nominees

Criteria for Board Membership.  In recommending candidates for appointment or re-election to the Board, the Nominating/Corporate Governance Committee (referred to in the following discussion as the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board, and seeks to ensure that at least a majority of the Directors are independent under the rules of the NASDAQ Stock Market, LLC (“NASDAQ”), that members of the Company’s Audit Committee meet the financial literacy requirements for audit committee members under NASDAQ rules, that at least one member of the Audit Committee has the accounting or related financial management expertise to qualify as a financially sophisticated audit committee member under NASDAQ rules, and that at least one member of the Audit Committee qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for Director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and the industry in which it operates, willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any of its committees. In addition, no Director may serve on more than a total of six boards of directors of public companies (including service on the Company’s Board). While the Company has no formal diversity policy that applies to the consideration of Director candidates, the Company’s Corporate Governance Guidelines and the Charter of the Nominating Committee state that the Nominating Committee shall review committee assignments from time to time and shall consider the rotation of Chairs and members with a view toward balancing the benefits derived from the diversity of experience and viewpoints of the various Directors, and the Company expects that the Nominating Committee would apply this same criteria toward the consideration of Director candidates. The Company believes that diversity as applied to the Board includes not just race and gender but differences of viewpoint, experience, education, skills and other qualities or attributes that contribute to Board heterogeneity.

Stockholder Nominees.  The Nominating Committee will consider written proposals from stockholders for nominees for Director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee. Nominations should be submitted in the time frame described in the Bylaws of the Company and under the caption “Stockholder Proposals for 2011 Annual Meeting” below.

Process for Identifying and Evaluating Nominees.  In connection with each Director nomination recommendation, the Nominating Committee will consider the issue of continuing Director tenure and take appropriate steps to ensure that the Board maintains an openness to new ideas and a willingness to critically re-examine the status quo. An individual Director’s re-nomination is dependent upon such Director’s performance as evaluated by the Nominating Committee. Provided a Director’s performance has been satisfactory, the Nominating Committee will ordinarily renominate incumbent Directors who continue to be qualified for Board service and are willing to continue as Directors. At such time as candidates are required for nomination to the Board, such as if an incumbent Director is not standing for re-election, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with the other members of the Board, who will provide input to the Nominating Committee. Based on this information, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a Director and whether the committee should recommend to the Board that this candidate be appointed to fill a current opening on the Board, or presented for the approval of the stockholders, as appropriate. The Company has never received a proposal from a stockholder to nominate a Director. Although the Nominating Committee has not adopted a formal policy with respect to the evaluation of stockholder nominees, the Company expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2011 Annual Meeting.  The nominees listed in this Proxy Statement are current Directors standing for re-election, were recommended for selection by the Nominating Committee, and were selected by the Board.

Board Committees and Meetings

There are currently three committees of the Board:  the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. Compensation is paid and equity is awarded as set forth below to members of each committee, all of whom are independent non-employee Board members. Membership in the committees is set forth in the table below.

Committee
Board Member	Audit	Compensation	Nominating/ Corporate Governance
Frederick D. D’Alessio	Member	Chair	Member
Dixon R. Doll	Member	Member	Member
David R. Laube	Chair	Member	Chair

The purpose of the Audit Committee is to assist in the oversight by the Board of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor; and to prepare the report of the Committee to be included in the Company’s annual proxy statement.

The Compensation Committee has direct responsibility to review and approve the compensation of the Company’s CEO; make recommendations to the Board with respect to non-CEO compensation, incentive-compensation, and equity-based plans; and produce an annual report on executive compensation for inclusion in the proxy statement for the Company’s annual meeting. The Compensation Committee’s processes and procedures for the consideration and determination of executive compensation are discussed in further detail under “Compensation Discussion and Analysis” below.

The purpose of the Nominating/Corporate Governance Committee is to identify individuals qualified to serve as members of the Board, recommend for selection by the Board nominees for election as Directors of the Company, evaluate the Board’s performance, develop and recommend to the Board a set of corporate governance principles applicable to the Company, and provide oversight with respect to corporate governance.

Each of the three committees operates under a written charter adopted by the Board. The charters are available at our website (www.net.com) or in print to any stockholder who requests a copy.

During the fiscal year ended March 25, 2011, the Board held five meetings, the Audit Committee held four meetings, the Compensation Committee held six meetings, and the Nominating/Corporate Governance Committee held two meetings. Each incumbent Director attended 75% or more of the aggregate number of meetings of each of the Board and the Committees on which he served during the fiscal year. The Board schedules regular executive sessions in which non-management Directors meet without management participation. Such meetings are presided over by the Chairman of the Board or another non-management Director designated by the Chairman of the Board. The Company encourages all Directors to attend the annual stockholder meetings, though none of our independent Directors were able to attend the 2010 annual meeting of stockholders.

Director Independence; Financial Experts

Messrs. D’Alessio, Doll, and Laube have no business, commercial, legal or accounting relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has such a relationship with the Company) other than as members of the Board and holders of Company stock and stock options, and the Board has determined that each of them is “independent” within the standards of NASDAQ rules. There are no family relationships among executive officers and/or Directors of the Company. The Board has determined that each member of the Audit Committee meets the standards for independence of audit committee members under SEC rules, and that Messrs. Doll and Laube are each an “audit committee financial expert” as defined under SEC rules.

Board Leadership Structure and Board’s Role in Risk Management

Dr. Doll serves as Chairman of our Board of Directors.  Mr. Keating serves as our Chief Executive Officer. Historically, the Board has had a practice that the positions of Chairman of the Board and Chief Executive Officer are held by separate persons. The Board believes that there may be advantages to having an independent chairman for matters such as communications and relations between the Board, the Chief Executive Officer, and other senior management; in assisting the Board in reaching consensus on particular strategies and policies; and in facilitating robust evaluations of directors, the Board, and the Chief Executive Officer. Our Board currently consists of three independent directors and the CEO.

One of the Board’s functions is oversight of risk management. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant voluntary and involuntary risks that the Company faces and how the Company is seeking to control risk. The members of the Board bring to NET significant risk-assessment and risk-management experience, and the Board takes an active oversight role – as a whole and also at the committee level. In some cases, as with risks of new technology and risks related to product acceptance, risk oversight is addressed as part of the full Board’s engagement with the CEO and management. In other cases, a Board committee is responsible for oversight of specific risk topics. The Board regularly reviews information regarding the Company’s credit, liquidity, operations, reputation and business strategy, as well as the associated risks.

The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation policies and practices. The Committee considers the risks and rewards associated with the Company’s compensation policies and practices, including the safeguards that have been put in place to identify and mitigate, if necessary, potential risks. The Company’s compensation policies and practices are designed to encourage our employees, including executive officers, to remain focused on both the short and long-term goals of the Company, while at the same time discouraging employees from taking unnecessary and excessive risks that could ultimately threaten the value of the Company.

The Audit Committee oversees the manner in which management assesses, monitors, and manages its risk exposure and the adequacy of the Company’s risk management activities. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. The Board also considers risk management when making committee appointments, when selecting the Chairman, and when reviewing the role of Chief Executive Officer.

Communications with Directors

Persons who wish to communicate with our Directors, to report complaints or concerns related to accounting, internal accounting controls or auditing, or to make their concerns known to non-management Directors, may do so using our Whistleblower System. A complaint or concern may be submitted either online through the Whistleblower System at the Internet address www.net.com/wb, or by mail addressed to the Whistleblower Compliance Officer, c/o Legal Dept., Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during fiscal 2011, or any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has an executive officer serving as a member of the Board or the Compensation Committee.

Related Person Transactions

The Audit Committee of the Board of Directors, pursuant to its master agenda but not pursuant to written policies or procedures, considers at each regular quarterly meeting any transactions between the Company and related persons. There were no transactions involving the Company and any related person during fiscal 2011, and there were no such transactions pending or contemplated as of the date of this Proxy Statement.

STOCK OWNERSHIP OF FIVE PERCENT STOCKHOLDERS, DIRECTORS, AND EXECUTIVE OFFICERS

The following table sets forth certain information as of June 10, 2011 (except as otherwise noted), regarding ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of five percent (5%) or more of the Company’s Common Stock, (ii) each Director, including the nominees for Director, (iii) each current executive officer of the Company who is also named in the Summary Compensation Table (each, a “Named Executive Officer”), and (iv) all Directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated in the table, the address of each individual listed in the table is Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Five Percent (5%) Stockholders, Directors, Named Executive Officers, and all Directors and Executive Officers as a Group	Approximate Number of Shares	Percentage of Outstanding Shares
5% Stockholders
Kopp Investment Advisors, LLC; Kopp Holding Company, LLC; and LeRoy C. Kopp (1)	4,459,386	14.7%
Stafford Capital Management, LLC; Craig Stephens; and Pacific Management, Ltd.(2)	4,058,085	13.4%
Royce & Associates, LLC (3)	2,481,289	8.2%
BlackRock, Inc. (4)	2,276,967	7.5%
ClearBridge Advisors, LLC (5)	2,123,081	7.0%

Directors and Executive Officers
Frederick D. D’Alessio (6)	127,999	*
Dixon R. Doll (7)	296,597	*
James Fitzpatrick (8)	71,582	*
Talbot A. Harty (9)	223,011	*
C. Nicholas Keating, Jr. (10)	706,003	2.3%
David R. Laube (11)	227,729	*
Francois Le (12)	140,606	*
David Wagenseller (13)	51,941	*
All Executive Officers and Directors as a group (11 persons) (14)	2,225,897	7.3%

* Represents less than 1% of the outstanding shares.

(1)

This information was acquired from publicly available information filed with the SEC as of October 1, 2010. Based on this filing, Each of Kopp Investment Advisors, LLC and Kopp Holding Company, LLC reports beneficial ownership and shared voting power as to 4,339,391 of the shares listed, which constitute 14.3% of the outstanding Common Stock, and shared dispositive power as to 1,749,586 of such shares. LeRoy C. Kopp reports beneficial ownership of all the shares listed and sole dispositive power as to 2,709,800 of such shares. The address for the stockholder is c/o Kopp Investment Advisors, LLC, 8400 Normandale Lake Boulevard, Suite 1450, Bloomington, MN 55437.

(2)

This information was acquired from publicly available information filed with the SEC as of March 10, 2011. Based on this filing, Stafford Capital Management, LLC (“SCM”) has sole voting and dispositive power as to all the shares listed. SCM reports 3,037,320 shares are held in investment advisory client accounts.  Craig Stephens reports sole voting and dispositive power as to 719,000 of the shares listed. Pacific Management, Ltd. reports sole voting and dispositive power as to 241,071 of the shares listed, which are owned by Pacific Asset Partners.  Pacific Management, Ltd. is the registered Advisor for Pacific Asset Partners and disclaims any direct beneficial ownership as to such 241,071 shares except to the extent of its pecuniary interest therein. The address for these entities is Stafford Capital Management LLC, 600 Montgomery Street, Suite 1600, San Francisco, CA 94111.

(3)

This information was acquired from publicly available information filed with the SEC as of January 18, 2011. Based on this filing, Royce & Associates, LLC has sole voting and dispositive power as to all the shares listed. The address for Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151.

(4)

This information was acquired from publicly available information filed with the SEC as of February 7, 2011.   Based on this filing, BlackRock, Inc. has sole voting and dispositive power as to all the shares listed. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)

This information was acquired from publicly available information filed with the SEC as of February 11, 2011. Based on this filing, ClearBridge Advisors, LLC has sole voting power with respect to 1,552,570 shares and dispositive power as to all the shares listed. The address for ClearBridge Advisors, LLC is 620 8th Avenue, New York, NY 10018.

(6)

Includes 102,999 shares issuable to Mr. D’Alessio under options exercisable within 60 days of the Record Date.

(7)

Includes 136,000 shares issuable to Dr. Doll under options exercisable within 60 days of the Record Date. Also includes 4,800 shares owned by International Synergies, Ltd., a corporation in which Dr. Doll has a beneficial interest.

(8)

Includes 67,916 shares issuable to Mr. Fitzpatrick under options exercisable within 60 days of the Record Date.

(9)

Includes 204,183 shares issuable to Mr. Harty under options exercisable within 60 days of the Record Date.

(10)

Includes 631,166 shares issuable to Mr. Keating under options exercisable within 60 days of the Record Date.

(11)

Includes 158,000 shares issuable to Mr. Laube under options exercisable within 60 days of the Record Date.

(12)

Includes 127,915 shares issuable to Mr. Le under options exercisable within 60 days of the Record Date.

(13)

Includes 42,645 shares issuable to Mr. Wagenseller under options exercisable within 60 days of the Record Date.

(14)

Includes 1,833,134 shares issuable under options exercisable within 60 days of the Record Date, consisting of 1,470,824 shares issuable under options held by individuals listed in the table as detailed in notes (6) through (13) above and 362,310 shares issuable under options held by three additional executive officers not listed in the table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s Directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report initial ownership of the Common Stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their fiscal 2011 transactions, and (ii) the written representations received from one or more of such persons, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, Directors and 10% beneficial owners for fiscal 2011.

DIRECTOR COMPENSATION

Non-employee Directors each receive $35,000 per year for serving on the Board, $10,000 per year for serving on the Audit Committee, and $5,000 per year for serving on each other standing committee of the Board. The Chairman of the Board receives an additional $20,000 per year for serving in that capacity, and each Committee Chairperson receives an additional $5,000 per year for serving in that capacity. Non-employee Directors are eligible for reimbursement of expenses for attending Board and Committee meetings.

Under the Board compensation program in effect during fiscal 2011, each non-employee Director, on the Monday immediately following the annual meeting, received an automatic restricted stock award of 15,000 shares of Common Stock, vesting on August 5 of the year following the date of grant (or, if earlier, the day before the annual stockholder meeting in such year). If an award recipient dies while serving on the Board, the award shall nonetheless vest in full on the scheduled vest date.

The following table shows the compensation of non-employee Directors for their services in fiscal 2011.

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Total
Frederick D. D’Alessio	$60,000	$41,550	—	$101,550
Dixon R. Doll	75,000	41,550	—	116,550
David R. Laube	60,000	41,550	—	101,550

(1)

Amounts reported do not reflect compensation actually received by the Director. Instead, the dollar value shown is the grant date fair value calculated under FASB ASC Topic 718. See Note 10 of our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 25, 2011 for assumptions underlying the calculation of the stated value of the awards. Pursuant to SEC rules, the amounts shown assume that there will be no service-based forfeitures of awards.

(2)

We no longer issue stock options to our non-employee Directors. At fiscal year end, the aggregate number of option awards outstanding for each Director was:  Mr. D’Alessio, 102,999 shares; Dr. Doll, 136,000 shares; and Mr. Laube, 158,000 shares.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

This section of the Proxy Statement provides information relating to the compensation paid to our Chief Executive Officer, our Chief Financial Officer, and our three other most highly-compensated executive officers (as determined in accordance with applicable SEC rules), who are as listed in the “Summary Compensation Table” below. We collectively refer to these five individuals as our “Named Executive Officers.”

Executive Summary

In fiscal 2011, the Compensation Committee of our Board set the compensation of our Named Executive Officers (defined below), based primarily on the Company’s recent performance and current financial condition, providing no salary increases, except in the case of an increase in responsibility, and no cash bonuses. Because salary increases and bonuses were withheld based on company performance, individual performance did not play a significant factor in determining the compensation levels of our Named Executive Officers in fiscal 2011, except for sales executives on compensation plans.

Highlights of our compensation programs and decisions included:

•

Maintaining current Named Executive Officer salaries at fiscal 2010 levels, except for an increase of David Wagenseller’s salary upon his appointment to the position of Chief Financial Officer;

•

Continuing the salary reduction program, whereby 15% of our CEO’s and 10% of our other executive officers’ base salaries were paid in restricted stock units rather than cash in order to conserve our cash; except for James Fitzpatrick who was recruited to the Company after implementation of the program;

•

Providing no annual bonus payouts for Named Executive Officers based on the review of our operating plan, assessment of our industry and general economic environment;

•

Granting stock options to our executives that serve to align the interests of our executives with our shareholders by incenting stock price appreciation (we note that market positioning for our executive officers generally falls between the 25th and 50th percentiles of our peer group companies);

•

Limiting executive benefits to those provided to all other employees and providing minimal executive perquisites;

•

The continued engagement of an independent, third-party compensation consultant to provide market data and analysis to the compensation committee to aid in the development of the total compensation program for Named Executive Officers;

•

An update of our peer group similar-sized networking companies against which the compensation committee was able to assess the competitiveness of the executive compensation program;

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains our compensation philosophy, objectives, policies and practices with respect to our Named Executive Officers

Compensation Committee

The Company’s executive compensation programs are administered by the Compensation Committee of the Board (the “Committee”). As described in more detail below, the Committee’s responsibilities include establishing the general compensation policies for all employees and overseeing the specific compensation for officers of the Company, including the Chief Executive Officer. The Committee reviews these compensation programs and makes annual adjustments as appropriate to accomplish its objectives. During fiscal 2011, the Committee met six times and no member of the Committee was at any time during fiscal 2011, or any other time, an executive officer of the Company. The Charter of the Committee is available on our website (www.net.com) on the “Investor Relations” pages under “Corporate Governance.”

The Committee Charter permits the Committee to retain, and terminate as necessary, a compensation consultant. During fiscal 2011, the Committee retained Compensia, LLC as an outside consultant to provide the Committee and Human Resources Department with a compensation assessment, including competitive data and an analysis of best practices with respect to base salaries, incentive bonuses and equity awards.

In making compensation decisions, the Committee considers certain competitive data as it relates to other peer group companies. In fiscal 2011, these companies included: Anaren, BigBand Networks, Communications Systems, Dialogic, Digi International., Ditech Networks, iPass, Meru Networks, Occam Networks, Oplink Communications, PC-Tel, Shore Tel, Sycamore Networks, VASCO Data Security and Westell Tech. The competitive data focuses on high technology companies in the United States, primarily in the networking industry with annual revenues of approximately $50 million to $200 million, including many in the “Silicon Valley” area of California, where the Company is headquartered.

Role of Executives

In setting the compensation levels of executive officers, including the CEO, the Committee works with the Company’s Human Resources Department, which reports to the CEO. In setting the compensation for executive officers besides the CEO, the Committee seeks recommendations from the CEO, supported by the information provided by the Human Resources Department and the compensation consultant. The Committee makes all final decisions regarding executive compensation and acts in its sole discretion, except that all other independent Directors, if any, who are not members of the Committee also participate in decisions regarding CEO compensation.

Executive management is not involved in making recommendations for Mr. Keating’s compensation as CEO, but the Company’s Human Resources Department and its compensation consultant provide the Committee with compensation surveys and other competitive data, and the outside consultant may make recommendations to the Committee.

Objectives of the Company’s Executive Compensation Program

The Company’s executive compensation programs are intended to meet the following objectives:

•

aid in attracting and retaining executive officers with competitive total compensation packages that take into account compensation practices of competing companies;

•

provide incentives to executive officers to achieve high levels of individual and Company performance;

•

help to provide an environment throughout the Company of goals and rewards for performance; and

•

align the financial interests of executive officers with those of stockholders by providing equity-based, long-term incentives.

These objectives, and our general compensation philosophy, are reviewed on an annual basis and updated as appropriate.

What the Compensation Program is Designed to Reward

The Company’s executive compensation program is designed to reward the success of our executive officers in attaining key operating objectives, primarily as a management team, such as growth in revenues and earnings, and ultimately an increased market price for our common stock. Our programs are geared for short- and long-term performance with the goal of increasing stockholder value over the long-term.

In general, cash compensation components, particularly those that are incentive-based, are intended to reward both corporate-wide and individual performance. In rewarding corporate-wide performance, our intent is to ensure that each executive officer works toward accomplishing corporate-wide success factors. In rewarding individual performance, our intent is to ensure that significant individual contributions are rewarded commensurately with their individual value. We may also provide rewards to executive officers, either as a group or individually, for achieving specifically indentified objectives. For sales personnel, including at the executive level, most incentive compensation is in the form of sales commissions, intended to reward sales bookings.

Equity awards inherently provide reward for an increase in stockholder value, as the value of the awards increases directly with increases in the market price for our common stock. We believe that increases in the price of our stock will be driven largely by company performance rather than performance of the overall stock market, so equity awards provide a strong alignment between the recipients and our stockholders. Aside from this inherent characteristic, we have generally not made the vesting of equity awards dependent on performance, but vesting of equity awards is generally service-based, requiring that the executive officer remain with the Company and continue to build stockholder value.

Elements of Compensation and Why Each Element is Paid

There are three primary components of the Company’s executive officer compensation: 1) base salary; 2) incentive cash compensation; and 3) equity awards. Our approach is to view each of these components both separately and collectively, to ensure that each component of compensation and the aggregate individual compensation meet our objectives. The Committee does not have a policy for allocating target compensation among the various elements in any particular ratio, but generally attempts to provide an allocation similar to that used by the other companies with whom the Company competes for executive talent using the peer data provided by the compensation consultant. In addition to these primary components, the Company also strives to provide a competitive benefits package and, to assist retention in the face of potential corporate reorganizations, enters into agreements with each Named Executive Officer  providing for certain contingent benefits upon a termination of employment following a change in control of the Company.

For fiscal 2011, the Committee reviewed compensation market trends, as applicable to historical competitive market data, for the three primary components of the Company’s executive officer compensation:  base salary, incentive cash compensation, and equity awards.

Base Salary

The base salary for executive officers is targeted at the fiftieth (50th) percentile of salaries for comparable positions in peer companies that generally compete with the Company for executive talent. The target for individual positions may be adjusted up or down, as the Committee deems appropriate, for the value of the individual’s experience, performance and skill set, and to provide some relative consistency among the officers. The Company’s performance does not play a large role in the determination of base salary, except to the extent that poor financial performance may limit the Company’s ability to increase salaries.

In fiscal 2011, the Committee determined that it would not be appropriate to implement changes to the base salaries of the Named Executive Officers, based on a review of compensation market trends and taking into account the Company’s financial performance. For the fourth straight year, the Committee did not raise the CEO’s base salary. The Committee decided that it would, however, consider increases to base salaries based on specific factors such as increased responsibilities. In April 2011, Mr. Wagenseller, who had been serving as the Company’s principal financial and accounting officer, was formally named Chief Financial Officer. In connection with that change and his increased responsibility, the Committee increased his annual base salary from $215,000 to $225,000. No other Named Executive Officer’s base salary was increased in fiscal 2011

Throughout fiscal 2011, the Company continued a temporary reduction in base salaries for most of the Company’s salaried U.S. employees, offset with fully-vested quarterly awards of Company stock in amounts intended to approximate the value of forgone salary. Under this program, the base salary of the CEO was reduced 15%, the base salaries for the other executive officers (including the Named Executive Officers) were reduced 10%, and the base salaries of most other U.S. employees were reduced 7.5%. As a result of this program, the amounts of salary paid to the Named Executive Officers for fiscal 2011 shown in the Summary Compensation Table below are generally below their current base salary amounts.

Incentive Cash Compensation

In recent years, the Company has not implemented any formal bonus plans. In some past years, however, the Company has paid discretionary year-end bonuses to employees who are not on a compensation program based on sales commissions or defined objectives. The Committee retains the ability to pay discretionary bonuses. The Company may develop annual bonus guidelines, based on certain financial goals, such as revenue, profitability and cash balances, with a focus on key Company-wide performance goals that the Company believes would support the payment of bonuses. The Committee has the discretion to determine specific bonus amounts, which may also be based on individual performance.

Regarding incentive cash compensation for performance in fiscal 2011, the Committee considered implementing a structure for guidelines that would be considered in determining discretionary bonuses for employees other than those on a sales compensation plan, but did not establish specific parameters.

Due to Company performance in fiscal 2011, no incentive bonus payments were made for the fiscal year to the Named Executive Officers, other than the commission-based payments detailed below. With no bonus payment, the CEO’s total cash compensation in fiscal 2011 consisted, for the fourth straight year, of only his base salary. As a result, his total cash compensation was below the market 25th percentile according to the Company’s fiscal 2011 competitive market assessment.

Sales personnel, including Messrs. Fitzpatrick and Le, participate in commission-based compensation programs. In fiscal 2011, Messrs. Fitzpatrick and Le each received commissions based on total bookings and revenue derived under their supervision. These commission programs represent a material part of their target cash compensation package, and the Committee believes that the target incentive cash compensation is appropriate and comparable to those provided to similarly situated sales officers of high technology companies of comparable size and market capitalization. For Mr. Fitzpatrick, the Committee approved a commission program for fiscal 2011 based on the achievement of specified goals for the Federal Government business. The quota for Mr. Fitzpatrick was set at 105% of the Company’s bookings plan for the Federal Government business, with a target commission payment of $200,000 at full quota. The amount of commission payable was determined by taking the actual percentage of bookings achieved and applying that percentage against the target commission payment. If bookings exceeded 100% of quota, then the commission payments for bookings beyond 100% of quota would have been doubled. Mr. Fitzpatrick received actual payments of $135,441 (68% of target) under this program. For Mr. Le, the Committee approved commission programs for fiscal 2011 based on the achievement of specified goals for the commercial business. The quota for Mr. Le was set at 100% of the Company’s bookings plan for all commercial products and certain commercial service offerings, with a target commission payment of $200,000 at full quota. The amount of commission payable was determined by taking the actual percentage of bookings achieved and applying that percentage against the target commission payment. If bookings exceeded 100% of quota, then commission payments for bookings between 100% and 110% of quota would have been multiplied by a factor of 1.2, and commission payments for bookings exceeding 110% of quota would have been multiplied by a factor of 1.5. Mr. Le received actual payments of $134,849 (67% of target) under this program.

In addition to the broad-based incentive programs described above, the Committee has from time to time approved special bonus incentives for particular officers, generally in connection with specific projects. Accordingly, in July 2011, the Committee authorized a sales promotion incentive fund for payment of supplemental commissions to be split among Federal sales personnel and Mr. Fitzpatrick for sales of specific products from inventory. Mr. Fitzpatrick received $45,495 in fiscal 2011 from this incentive fund.

Equity Awards

The Company grants stock options and restricted stock awards to executive officers, which provide them with incentives to maximize stockholder value and manage the Company from the viewpoint of our stockholders by providing the executive officers with an equity stake in the Company. The Committee typically grants stock options to newly hired officers and uses a combination of stock options and restricted stock as a supplemental form of equity incentive in each year of subsequent employment. Stock options, under which recipients will only realize a gain if the Company’s stock price appreciates after grant, provide a very strong alignment with the interests of stockholders; and restricted stock, which has a base level of value regardless of additional gain based on stock price appreciation, can be an effective retention vehicle especially at times when the stock price may be volatile. In determining the number of shares awarded to executive officers, as well as the associated vesting schedules, the Committee considers various factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of option shares held by the officer that are subject to vesting, and the vesting schedules and exercise prices of such shares or options. In addition, the Committee examines the level of equity incentives held by each executive officer relative to the other executive officers’ equity positions and their tenure, responsibilities, experience and value to the Company. The Committee generally does not give significant weight to prior awards that are fully vested, as they do not provide significant retention.

Early in fiscal 2011, the Committee reviewed comparable market data for executives in peer companies in relation to total compensation packages and the current equity positions of each executive officer, and considered new option grants to each of the Company’s Named Executive Officers to bring their total long-term compensation potential closer to the 50th percentile of the comparative data. The Committee also considered that many of the unvested options held by the executive officers had exercise prices at or above the current market price of the Company’s stock, thereby negating or limiting their value, both in terms of immediately determinable value and perceived future value that would otherwise serve as a retention aid.

This review resulted in grants of stock options to Mr. Keating in the amount of 100,000 shares, Mr. Harty in the amount of 60,000 shares, Mr. Le in the amount of 40,000 shares, Mr. Wagenseller in the amount of 60,000 shares, and Mr. Fitzpatrick in the amount of 40,000 shares. Based on the Company’s fiscal 2011 competitive market assessment, the option grant to Mr. Keating had a grant date fair value that was below the market 25th percentile (such that his total cash and equity compensation was also still below the market 25th percentile). At the time of this report, this grant was underwater and will only provide value to Mr. Keating if he can approximately double the current price of the Company’s common stock.

Messrs. Keating, Harty, Le, and Wagenseller also each received restricted stock grants to offset the temporary salary reduction imposed throughout fiscal 2011, as discussed above under “Base Salary.”

The Company’s practices for the timing of stock option awards require that the exercise price of any option not be set until all required action has occurred for the option to be effective and the Committee generally specifies that grants of stock options are to be effective after financial results for the quarter have been disclosed, though the Committee could grant stock options at other times. The Company does not have stock ownership guidelines. The Company’s insider trading policies prohibit short sales of the Company’s Common Stock.

Other Elements of Compensation

Executive officers also participate in our other benefit plans on the same terms as our other employees. These plans include medical and dental insurance, life and disability insurance, and, to the extent offered, Company contributions to each participating employee's 401(k) plan. There are no benefits available to executive officers that are not available to other eligible employees, except that we do maintain severance and change of control arrangements with some of our executive officers, as described below in the section entitled “Employment Contracts; Change in Control Arrangements” and we may offer automobile allowances, reimbursements for financial advisory services, and, in the case of the CEO, reimbursement for expenses of renting a local apartment. We offer these benefits to attract and retain executive officers. The Company does not offer pension or nonqualified deferred compensation plans.

During fiscal 2011, in light of the ongoing poor economic climate, the Company, with the concurrence of the Committee, continued a number of cost-savings measures affecting the Company’s fringe benefit offerings, which the Company initially instituted in fiscal 2009. These included a temporary suspension of the Company’s matching contributions to its 401(k) plan and reduction of the maximum accrual of sick and vacation time.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers named in the Summary Compensation Table in a taxable year. Compensation above $1 million may be deducted if it is “performance based” within the meaning of the Code. The Compensation Committee currently intends to manage its executive compensation program so as to preserve the related federal income tax deductions, although individual exceptions may occur.

Accounting Matters

The Committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and bonuses as expenses in the amount paid, or to be paid, to the Named Executive Officers. Accounting rules also require us to record an expense in our financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with FASB ASC Topic 718. The Committee believes, however, that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them. We currently amortize compensation expense associated with equity awards over the award’s requisite service period and establish fair value of equity awards in accordance with applicable accounting standards.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Report on Form 10-K for the fiscal year ended March 25, 2011.

Compensation Committee Members

Frederick D. D’Alessio, Chairperson
Dixon R. Doll
David R. Laube

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation earned by the Company’s CEO, the chief financial officer (“CFO”), and other Named Executive Officers during fiscal 2011, fiscal 2010, and fiscal 2009, all of whom were serving in such capacities at the end of fiscal 2011.

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($) (3)	Total ($) (4)
C. Nicholas Keating, Jr. President and Chief Executive Officer	2011	$352,750	$ —	$62,251	$294,430	$ —		$42,680	$752,111
	2010	352,750	—	62,250	211,344	—		42,680	669,024
	2009	415,000	—	119,999	237,330	—		44,757	817,086
David Wagenseller Vice President and Chief Financial Officer	2011	202,151	—	22,499	176,658	—		1,259	402,567
	2010	191,048	—	136,064	120,364	—		1,183	448,659
James Fitzpatrick Vice President, Federal Sales	2011	225,000	—	—	117,772	180,936	(5)	2,647	526,356
	2010	208,558	—	18,450	212,610	308,401	(5)	2,443	750,462
Talbot A. Harty Vice President and Chief Development Officer	2011	256,500	—	28,501	176,658	—		1,065	462,725
	2010	248,885	—	27,747	278,288	—		1,031	555,951
	2009	264,923	—	23,998	94,932	—		4,603	388,456
Francois Le Vice President, Global Sales	2011	180,000	—	19,998	117,772	134,849	(5)	2,069	454,689
	2010	180,000	—	19,998	209,008	86,846	(5)	2,069	497,921

(1)

Salaries reflect total cash amounts paid as salary during the respective fiscal year. Salaries may be changed at any time during a fiscal year and some of the salary amounts shown reflect mid-year changes. In addition, throughout fiscal 2010 and fiscal 2011, the Company continued a temporary reduction in base salaries for most of our salaried U.S. employees, offset with quarterly awards of Company stock in amounts intended to approximate the value of forgone salary. Under this program, the salary of the CEO was reduced 15% and the salaries for the other Named Executive Officers were reduced 10%. The current base salary for Mr. Keating is $415,000; for Mr. Wagenseller is $225,000; and for Mr. Harty is $285,000.  The salaries for Messrs Fitzpatrick and Le are as shown in the table.

(2)

Amounts reported as the dollar value of stock and option awards do not reflect compensation actually received by the Named Executive Officer. Instead, the amount reported is the grant date fair value calculated under FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown assume that there will be no service-based forfeitures of awards. See Note 10 of our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 25, 2011 for assumptions underlying the calculation of the stated value of the awards.

(3)

The amounts shown for Mr. Keating include reimbursement for rental of a local apartment ($22,800, $22,000, and $19,000 in fiscal 2011, 2010, and 2009, respectively), automobile allowance ($7,200 each year), matching contribution by the Company to its 401(k) plan ($3,500 in fiscal 2009), and premiums for supplemental group life insurance ($12,680, $12,680, and $15,057in fiscal 2011, 2010, and 2009, respectively). Amounts shown for other executive officers consist of premiums for supplemental group life insurance and, in fiscal 2009, matching contributions by the Company to its 401(k) plan of $3,500 per year (the Company did not make matching contributions to its 401(k) plan in fiscal 2011 or 2010).

(4)

See note (2) regarding the dollar value of awards included in the total.

(5)

Represents sales commissions earned during the fiscal year, including amounts paid after the end of the fiscal year.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2011

The following table shows all grants of plan-based awards to the Named Executive Officers during fiscal 2011.

Name	Grant Date	Authorization Date	All Other Stock Awards: No. of Shares of Stock or Units (#)		All Other Option Awards: No. of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards (1)
C. Nicholas Keating, Jr.	5/10/10	4/21/10	—		100,000	(3)	$4.90	$294,430
	5/10/10	4/21/10	3,176	(2)	—		—	$15,562
	8/5/10	4/21/10	4,848	(2)	—		—	$15,562
	11/3/10	10/20/10	4,894	(2)	—		—	$15,563
	2/3/11	1/31/11	3,891	(2)	—		—	$15,564

James Fitpatrick	5/10/10	4/21/10	—		40,000	(3)	$4.90	$117,772

Talbot A. Harty	5/10/10	4/21/10	—		60,000	(3)	$4.90	$176,658
	5/10/10	4/21/10	1,454	(2)	—		—	$7,125
	8/5/10	4/21/10	2,220	(2)	—		—	$7,126
	11/3/10	10/20/10	2,241	(2)	—		—	$7,126
	2/3/11	1/31/11	1,781	(2)	—		—	$7,124

Francois Le	5/10/10	4/21/10	—		40,000	(3)	$4.90	$117,772
	5/10/10	4/21/10	1,020	(2)	—		—	$4,998
	8/5/10	4/21/10	1,558	(2)	—		—	$5,001
	11/3/10	10/20/10	1,572	(2)	—		—	$4,999
	2/3/11	1/31/11	1,250	(2)	—		—	$5,000

David Wagenseller	5/10/10	4/21/10	—		60,000	(3)	$4.90	$176,658
	5/10/10	4/21/10	1,148	(2)	—		—	$5,625
	8/5/10	4/21/10	1,752	(2)	—		—	$5,624
	11/3/10	10/20/10	1,769	(2)	—		—	$5,625
	2/3/11	1/31/11	1,406	(2)	—		—	$5,624

(1)

The grant date fair value of the equity awards was calculated under FASB ASC Topic 718.

(2)

These awards were granted in connection with the Company’s temporary salary reduction program, as described under “Executive Compensation -- Compensation Discussion and Analysis –Elements of Compensation and Why Each Element is Paid – Base Salary,” above.  Because they are intended to offset forgone salary, each such award was fully vested at the time of grant.

(3)

Vests over four years, with 25% vesting one year from the grant date and the balance vesting monthly on a pro rata basis thereafter.

OUTSTANDING EQUITY AWARDS AT FISCAL 2011 YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of the end of fiscal 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1) ($)
	(#) Exercisable	(#) Unexercisable
C. Nicholas Keating, Jr.						—	—
	3,000	—		$5.37	4/16/12
	16,000	—		$3.40	8/13/12
	4,000	—		$8.34	8/12/13
	1,000	—		$7.08	5/18/14
	8,000	—		$6.71	8/10/14
	100,000	—		$4.55	7/25/15
	23,750	36,250	(2)	$5.99	8/17/16
	220,000	—		$5.43	10/30/16
	134,166	5,834	(2)	$10.75	5/7/17
	—	100,000	(2)	$4.90	5/10/17
	70,833	29,167	(2)	$4.38	5/5/18

						—	—
James Fitzpatrick	47,916	52,084	(2)	$3.69	5/18/16
	—	40,000	(2)	$4.90	5/10/17

Talbot A. Harty						—	—
	33,000	—		$10.36	11/10/13
	7,000	—		$6.91	7/19/14
	4,433	—		$4.69	8/1/15
	11,167	—		$4.59	10/11/15
	19,791	30,209	(2)	$5.99	8/17/16
	14,000	—		$5.43	10/30/16
	7,500	22,500	(2)	$5.60	3/8/17
	47,916	2,084	(2)	$10.75	5/7/17
	—	60,000	(2)	$4.90	5/10/17
	28,333	11,667	(2)	$4.38	5/5/18

Francois Le						—	—
	15,833	24,167	(2)	$5.99	8/17/16
	90,000	—		$7.30	3/5/17
	5,000	15,000	(2)	$5.60	3/8/17
	—	40,000	(2)	$4.90	5/10/17

David Wagenseller						4,205	$14,339
	1,000	—		$4.69	8/1/15
	10,500	—		$4.60	12/5/15
	3,958	6,042	(2)	$5.99	8/17/16
	6,250	18,750	(2)	$5.60	3/8/17
	—	60,000	(2)	$4.90	5/10/17

(1)

The market value of stock awards is based on a price per share of $3.41, which was the market closing price of the Common Stock on March 25, 2011, the last day of the fiscal 2011.

(2)

Vests over four years, with 25% vesting one year from the grant date and the balance vesting monthly on a pro rata basis thereafter.

OPTION EXERCISES AND STOCK VESTED

The following table shows all stock options exercised and the vesting of all stock awards held by the Named Executive Officers during fiscal 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
C. Nicholas Keating, Jr.	—	—	16,809	$64,272
James Fitzpatrick			1,250	6,488
Talbot A. Harty	—	—	7,696	29,426
Francois Le	—	—	6,650	27,134
David Wagenseller	—	—	15,358	61,085

Employment Contracts; Change in Control Arrangements

Each of the Company’s Named Executive Officers have a change in control agreement with the Company that provides for immediate vesting of all the executive officer’s outstanding stock options and restricted stock in the event of the executive officer’s termination of employment within one year after a “corporate transaction” or “change of control,” as those terms are defined in the 1993 Option Plan and the 2008 Equity Incentive Plan. Under these agreements, termination of employment includes either termination by the Company for reasons other than cause or disability, or resignation by the officer for certain “good reasons,” including a material reduction or alteration in authority, status or responsibility; a material reduction in base compensation; or relocation of the executive officer’s principal place of work. The agreements further provide that, upon a termination under such circumstances, the Company will provide to the Named Executive Officer a severance payment equal to one year’s base salary, and will pay the premiums for the officer’s medical, dental, life and disability insurance for one year following the date of termination of employment, subject to execution and delivery by the officer of the Company’s standard form of release. Messrs. Le and Wagenseller entered into their agreements during fiscal 2011. Messrs. Keating, Fitzpatrick and Harty entered into their initial agreements prior to fiscal 2011 and executed replacement agreements with substantially the same terms during fiscal 2011 at the time Messrs. Le and Wagenseller executed their agreements. At the time of execution, the Committee determined that the applicable benefits were in each case appropriate, and remain appropriate, when compared to our peer companies.

If an event involving termination following a change in control had taken place at the end of the last fiscal year, the Named Executive Officers would have received the following benefits:

	Severance	Potential Acceleration of Unvested Stock Options (1) ($)	Potential Acceleration of Unvested Restricted Stock (2) ($)
C. Nicholas Keating, Jr.	$415,000	—	—
James Fitzpatrick	$225,000	—	—
Talbot A. Harty	$285,000	—	—
Francois Le	$200,000	—	—
David Wagenseller	$225,000	—	$14,339

(1)

The value of the unvested stock options subject to acceleration under the agreement is the amount by which the market closing price of the Common Stock at the end of the Company’s fiscal 2011 exceeded the exercise price of the option. The market closing price on March 25, 2011, the last day of fiscal 2011, was $3.41 per share.

(2)

The value of the unvested restricted stock subject to acceleration under the agreement is $3.41 per share, the market closing price of the Common Stock on March 25, 2011, the last day of fiscal 2011.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of March 25, 2011 with respect to the equity compensation plans under which Common Stock is authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	4,025,210	$5.09	1,255,072
Equity compensation plans not approved by security holders (2)	605,150	$6.79	—
Total	4,630,360		1,255,072

(1)

Shares issuable pursuant to the 1993 Option Plan and 2008 Equity Incentive Plan. The 1993 Option Plan expired in fiscal 2009 and there are no securities remaining available for future issuance. This amount does not include shares authorized under the 1998 Employee Stock Purchase Plan, which the Board of Directors has suspended.

(2)

Shares issuable pursuant to the 1997 Stock Option Program, which expired in fiscal 2009 and under which no securities remain available for future issuance.

The Company’s plans are described in a footnote to the Company’s financial statements, which are included in the Company’s Form 10-K filed on June 8, 2011. See Note 10:  “Stock-based Compensation.”

INDEPENDENT AUDITORS; REPORT OF THE AUDIT COMMITTEE

Independent Registered Public Accounting Firm

Deloitte & Touche LLP and its predecessors have acted as the Company’s independent auditors since the Company’s inception. In accordance with standard policy, Deloitte & Touche LLP periodically changes the individuals who are responsible for the Company’s audit.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make statements if they desire to do so, and are expected to be available to respond to appropriate questions.

The following table shows the fees for the audit and other services provided by Deloitte & Touche LLP for fiscal 2011 and fiscal 2010

	Fiscal 2011		Fiscal 2010
Audit fees (1)	$785,477	(2)	$782,778
Audit-related fees (3)	—		85,000
Tax fees (4)	6,100		6,169
All other fees	—		—
Total	$791,577		$873,947

(1)

Audit fees are aggregate fees billed for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements and audit services provided in connection with statutory or regulatory filings and in connection with the audit of the Company’s internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)

The amount reported as audit fees for fiscal 2011 does not include an additional $15,000 in expected fees related to fiscal 2011 but not yet billed.

(3)

Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” There were no such fees in fiscal 2011.

(4)

Tax fees consisted primarily of tax compliance consultations and preparation of international tax returns.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee's authority to management.

Report of the Audit Committee

The Audit Committee of the Board is responsible for appointing and determining the compensation of the registered public accounting firm to conduct the annual audit of the Company’s accounts, reviewing the scope and results of the independent audits, and reviewing and evaluating internal accounting policies. Each of the members of the Audit Committee is independent, as defined under the current listing standards of NASDAQ and the standards for independence of audit committee members under current SEC rules. The Audit Committee operates under a written charter prepared by the Audit Committee and adopted by the Board of Directors. Management of the Company has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the U.S.

In this context and in connection with the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•

reviewed and discussed the audited consolidated financial statements with the Company’s management;

•

discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T), which includes, among other things, (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants’ conclusions regarding the reasonableness of those estimates; and (iv) disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements;

•

met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•

reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Deloitte & Touche LLP are compatible with maintaining their independence; and

•

instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for fiscal 2011 be included in the Company’s Annual Report on Form 10-K for the year ended March 25, 2011, for filing with the SEC, and the Board of Directors approved such inclusion.

Audit Committee Members

David R. Laube, Chairperson
Frederick D. D’Alessio
Dixon R. Doll

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides for a classified board of directors. The Board is divided into three classes, designated as Class I, Class II and Class III. The current terms for each of these three classes expire at the annual meeting of stockholders, as shown in the table below. Under the Company’s Bylaws, the Board may consist of between five and eight Directors, the exact number of Directors to be determined by the Board. The authorized number of Directors is currently set at five.

This year, the Company is electing the Class III Directors. The Company’s nominees for Class III Directors are Frederick D. D’Alessio and C. Nicholas Keating, Jr.  Messrs. D’Alessio and Keating have agreed to serve if elected, and management has no reason to believe that they will be unable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. D’Alessio and Keating. If either Mr. D’Alessio or Mr. Keating becomes unwilling or unable to serve as a Director, proxies may be voted for a substitute designated by the Board. The two candidates receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting will be elected as Class III Directors of the Company. Shares that are voted “withheld” and broker “non-votes” will have no effect on the election of these candidates. Each Class III Director elected at the Annual Meeting will hold office until the annual meeting of stockholders in the year 2014 and until a successor, if any, is elected or appointed, or until his earlier death, resignation or removal.

The section titled “Directors” in this Proxy Statement contains more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as Directors of the Company.

The Board of Directors recommends a vote FOR the Director nominees named below.

Frederick D. D’Alessio

C. Nicholas Keating, Jr.

PROPOSAL NO. 2 – RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending March 30, 2012. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

Deloitte & Touche LLP has audited the Company’s financial statements since inception. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make statements if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3 – APPROVAL OF
AN AMENDMENT OF THE 2008 EQUITY INCENTIVE PLAN
TO INCREASE SHARES AVAILABLE FOR ISSUANCE THEREUNDER

The Board believes that the Company’s ability to provide competitive equity compensation is critical if the Company is to recruit and retain high quality officers, employees, consultants and Directors. Under the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), the Company currently has available for issuance a number of shares that is approximately four percent of the outstanding Common Stock of the Company. In order for the Company to continue to be able to recruit and retain qualified persons to serve in such positions, the Board is recommending an amendment to the 2008 Plan. If this Proposal No. 3 is approved by the stockholders, the 2008 Plan will be amended to effect an increase of 1,400,000 in the number of shares available for issuance. In addition, the Qualifying Performance Criteria used to qualify certain awards as deductible “performance based compensation” under Section 162(m) of the US tax code will be reapproved, effective for five years as provided under the tax code.

Background Regarding the 2008 Plan

Our 2008 Plan was originally adopted in 2008 and last amended in 2009. It succeeded the 1993 Option Plan and the 1997 Stock Option Program (together, the “Prior Plans”).

The Company uses stock options and other equity awards to recruit and retain well-qualified individuals to serve as officers, employees, consultants and Directors of the Company. Accordingly, the Company believes that it must be in a position to offer such persons compensation packages that are tied, in part, to an increase in the return on equity to stockholders. The 2008 Plan provides for grants of stock options, stock awards, and other equity awards to officers, employees, consultants, and Directors of the Company. The Company believes that without an increase in the number of shares available for issuance under the 2008 Plan, the Company will be at a disadvantage in its recruitment and retention of well-qualified personnel.

We believe that approval of the amendment of the 2008 Plan will:

1. Help us retain and attract top talent.  We operate in a very competitive high-technology market. In order to be successful, we must continually develop, have manufactured, market, sell, service and support the complex hardware and software that make up our product lines, and must provide quality administrative support to the business. As such, a key to our future success is our ability to maintain and further develop the skilled, specialized work force capable of supporting this requirement. We believe our practice of granting stock options and other stock awards has been a strong contributor in securing talent in the U.S. and certain foreign countries and that approval of the amendment to the 2008 Plan will position us to continue to attract and retain the skilled workforce that we need, and enable us to continue to use our equity as an important element of compensation.

2. Continue to focus employees on the enhancement of stockholder value.  Equity awards link the opportunity to receive competitive levels of compensation with enhancement of stockholder value. Consequently, we believe it is important that a portion of the compensation available to our key officers, employees, consultants and Directors consist of such awards in order to focus these individuals on increasing the return to stockholders.

Proposed Changes to the 2008 Plan

The number of shares of Common Stock that may be sold or issued under awards granted pursuant to the 2008 Plan was initially established at 1,200,000 shares, to be (i) reduced by the number of shares underlying awards granted or subject to awards granted under the Prior Plans after March 28, 2008, and (ii) increased by up to 5,303,155 shares of Common Stock subject to outstanding awards under the Prior Plans as of March 28, 2008 as they are cancelled, terminate, expire, lapse, settled in cash, or are forfeited for any reason after such date. Under the terms of the 2008 Plan, any awards other than stock options or stock appreciation rights (“SARs”) are counted against the number of shares available for future issuance as more than one share for each share subject to award. Under the current terms of the 2008 Plan, the ratio at which such other awards, including restricted stock awards and restricted stock units (“RSAs” and “RSUs”), are counted against such availability is one and one quarter (1.25) shares for every one (1) share subject to award granted.

Our Board of Directors is requesting that the stockholders approve an amendment to the 2008 Plan to increase the number of shares authorized for issuance under it by 1,400,000 shares.

The following tables provide information regarding awards outstanding under all of the Company’s equity plans as of March 25, 2011, and the number of shares available for future issuance thereunder, giving effect to this Proposal No. 3:

Awards Presently Outstanding Under Equity Plans
Shares subject to options outstanding as of March 25, 2011	4,301,490
Weighted-average exercise price of all outstanding options: $5.72
Weighted-average remaining contractual term of all outstanding options (in years): 4.98
Unvested shares issued under RSAs and RSUs outstanding as of March 25, 2011	437,273
Total equity awards outstanding as of March 25, 2011	4,739,213

Shares Available for Future Issuance Under Equity Plans
Shares available for issuance under the 2008 Plan as of March 25, 2011	1,255,072
Shares to be added pursuant to this Proposal No. 3	1,400,000
Total (1)	2,655,072

(1)

Because of the ratio at which awards other than stock options or SARs are counted against shares available for issuance under the 2008 Plan, the actual number of shares issuable could be less. By way of illustration, and assuming approval of this Proposal No. 3 and the ratio of 1.25:1 for awards other than stock options or SARs, if all the available shares were issued as RSAs or RSUs, then the number of shares that could be awarded would be  2,124,058 shares.

Our Board of Directors has approved the increase to the authorized share reserve under the 2008 Plan, subject to approval by the stockholders at the 2011 Annual Meeting. If the stockholders approve the amendment to the 2008 Plan by approving this Proposal No. 3, the current version of the 2008 Plan will be amended and will continue in effect on its otherwise unaltered terms unless terminated earlier by our Board of Directors. If the stockholders do not approve the amendment to the 2008 Plan, the current version of the 2008 Plan will remain in effect.

Summary of the 2008 Plan

Administration

The 2008 Plan is administered by the Compensation Committee (the “Committee”) comprised of at least two non-employee members of the Board. Currently, Dixon R. Doll, Frederick D. D’Alessio and David R. Laube constitute the Committee. Subject to the provisions of the 2008 Plan, the Committee has exclusive authority, with the ability to delegate such authority, to determine the eligible individuals who are to receive discretionary options, the number of shares to be covered by each granted option, the dates on which the option is to become exercisable, and the term for which the option is to remain outstanding. The Committee has the authority to establish rules and regulations for proper plan administration.

Eligibility

Options and other awards are granted to those individuals, including officers and members of the Board, who the Company believes contribute to the management, growth and financial success of the Company and its subsidiaries.

Under the 2008 Plan, the Board may establish a program pursuant to which non-employee Directors are granted automatic and nondiscretionary grants of stock options at such times and on such terms and conditions as the Board shall determine.

Section 162(m) Limitations.

Section 162(m) of the United States Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's chief executive officer or any of the three other most highly compensated officers, not including the chief financial officer.  Certain performance-based compensation is specifically exempt from this deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and other equity awards pursuant to which the recipient’s compensation is based solely on the appreciation of the value of the underlying shares from the date of grant until the date of the income recognition event may qualify as performance-based compensation if the company satisfies certain requirements in connection with the plan under which the awards are granted.  Specifically, the plan must be stockholder-approved and must contain a limit on the number of shares that may be granted to any one individual under the plan during a specified period. Accordingly, the maximum number of shares of Common Stock subject to awards that may be granted in any one-year period to a participant under the 2008 Plan is 600,000, except that in connection with first commencing service with the Company a participant may be granted awards covering up to an additional 400,000 shares of Common Stock (the “162(m) Limits”).

Additional requirements apply to certain forms of compensation, such as stock awards and stock units, in order for them to qualify as performance-based compensation, including a requirement that payment of the value of such awards be contingent upon achievement of performance goals that are established in a manner specified under Section 162(m) of the Code. The Company has not to date granted awards of this sort that were designed to qualify as performance-based under Section 162(m) and we do not have immediate plans to do so. However, should we desire in the future to grant such awards, the 2008 Plan permits the Company to issue awards incorporating performance objectives and provides that these performance objectives (“Qualifying Performance Criteria”) may be based upon either achievement in terms of absolute targets or increase (or in appropriate cases, decrease) in:

Cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); earnings or earnings per share; stock price; return on equity or average stockholders’ equity; total stockholder return; return on capital; return on assets or net assets; return on investment; revenue or growth in revenue; income or net income; operating income or net operating income, in aggregate or per share; operating profit or net operating profit; operating margin; return on operating revenue; market share; contract awards or backlog; overhead or other expense reduction; growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; credit rating; strategic plan development and implementation; improvement in workforce diversity; growth of operating income or net income; efficiency ratio, ratio of nonperforming assets to total assets, and such other similar criteria as may be determined by the Committee.

To the extent that the Administrator determines that an award will be granted subject to Qualifying Performance Criteria, such criteria will be specified with respect to a particular award by our board's Compensation Committee in a manner designed to comply with Section 162(m). These criteria may be applied to the Company as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the award agreement.

Assuming that our stockholders approve this Proposal 3, we will be required under Section 162(m) to seek stockholder approval of the 2008 Plan’s Qualifying Performance Criteria again in 2016. The Plan also allows our board or Compensation Committee to grant Plan awards that do not comply with the Section 162(m) requirements at any time.

Discretionary Option Grants

Types of Options:  The Committee has the authority to determine whether each option is to be an incentive stock option under the federal tax laws, or a “non-statutory” stock option.

Option Exercise Price:  The exercise price of any option granted under the 2008 Plan may not be less than the fair market value of the Common Stock on the date of grant. The exercise price of an incentive stock option granted to a participant who owns in excess of 10% of the outstanding voting stock of the Company will be 110% of the fair market value of the Common Stock on the date of the grant. However, the Company may grant options in substitution or conversion of options of an acquired entity, which may have exercise prices equal to less than the fair market value of our common stock on the date of grant. The fair market value of our common stock is the closing price for the shares as quoted on the NASDAQ Global Market as of the applicable date. As of June 10, 2011, the closing price of our common stock was $2.33 per share. The Committee cannot cancel outstanding options and grant replacement options at a lower exercise price for the same or a different number of shares of Common Stock without shareholder approval (except in connection with a change of capitalization as described in “Adjustments upon Changes in Capitalization” below).

Payment:  The option exercise price may be paid to the Company in cash, in shares of Common Stock valued at fair market value on the exercise date, broker-assisted sales, and any other form of consideration permitted by applicable law (which may include a “net exercise” program) and the Administrator, or any combination thereof.

Vesting:  Options may be exercisable immediately or may become exercisable in cumulative increments over a period of months or years as determined by the Committee.

Term and Termination:  The maximum period during which any option may remain outstanding may not exceed seven years. Generally, if an optionee’s service to the Company terminates other than by reason of death or disability, vested options will remain exercisable for a period of three months following the optionee’s termination. If an optionee dies or becomes disabled while an employee or Director of, or a consultant or independent contractor to, the Company, or within three months following termination , the optionee’s vested options will be exercisable for one year following death or disability, or if earlier, the expiration of the term of the option. The Committee may, in its discretion, either extend the exercise period for any option, but not beyond the expiration date, or accelerate the vesting of the option.

Restrictions on Transfer:  Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by the optionee.

Stock Appreciation Rights

The Committee may grant stock appreciation rights either alone, in addition to, or in tandem with other awards granted under the 2008 Plan. Stock appreciation rights become exercisable, in whole or in part, at such times as the Administrator shall specify in the stock award agreement. Upon the exercise of a stock appreciation right, in whole or in part, the participant is entitled to a payment in an amount equal to the excess of the fair market value on the date of exercise over the fair market value on the grant date of the shares covered by the exercised portion of the stock appreciation right.  The amount due to the participant upon exercise of a stock appreciation right may be paid in cash, shares or a combination thereof.

Grants of Stock

Officers, Directors and key employees are eligible to receive restricted stock awards. In the discretion of the Committee, shares of restricted stock may be vested immediately or may vest over a period of time, as specified in the restricted stock agreement. Whether or not the shares of restricted stock are vested when issued, the awardee will have all rights of a stockholder as of the date of issuance, which will entitle the awardee to voting rights and the right to receive dividends. Upon termination of employment, the unvested shares of restricted stock will be surrendered to the Company for cancellation and the awardee will thereafter cease to have any rights in those shares. In its discretion, the Committee may waive, in whole or in part, the Company’s cancellation of unvested restricted stock held by an employee at termination.

Adjustments upon Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock or any other change to the capital structure of the Company (effected without receipt of consideration by the Company), the Administrator will make proportionate adjustments to (1) the number of shares of common stock covered by each outstanding award, (2) the number of shares of common stock which have been authorized for issuance under the 2008 Plan but as to which no awards have yet been granted or which have been returned to the 2008 Plan upon cancellation, forfeiture or expiration of an award or repurchase of shares (including any shares unissued, subject to outstanding awards or repurchased or forfeited under the Expiring Plans), (3) the price per share of common stock covered by each such outstanding award under the 2008 Plan, and (4) the Section 162(m) Limits under the 2008 Plan.

Corporate Transactions

Corporate Transactions:  In the event of certain “Corporate Transactions” (each as defined in the 2008 Plan), if outstanding options or stock awards are not assumed by the successor corporation or parent thereof or replaced by an equivalent option or stock award for the stock of the successor corporation, then, subject to limitations imposed at the time of grant, the vesting of such awards will accelerate and become fully exercisable. In addition, the Committee has discretion, either in advance of or at the time of a “Change in Control” (as defined in the 2008 Plan), to provide for the automatic acceleration of awards upon the occurrence of a Change in Control. Options held by an Officer will be automatically accelerated if the Officer is terminated in conjunction with, or within one year after, a Change in Control.

Hostile Takeovers:  Executive Officers are granted limited stock appreciation rights in connection with a Hostile Take-Over (as defined in the Plan). Upon the occurrence of a Hostile Take-Over, each option in effect for at least six months will automatically be canceled and the optionee will be entitled to a cash payment as determined under the 2008 Plan.

Plan Characterization.

The 2008 Plan is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

Term of 2008 Plan; Amendment or Termination of the 2008 Plan

The Board may terminate the Plan at any time, but the 2008 Plan does not have a set termination date. Any options outstanding upon the termination of the 2008 Plan will continue to remain outstanding and exercisable in accordance with the terms and provisions of the instruments evidencing those grants.

The Board may amend or modify the 2008 Plan, or any part thereof, at any time and for any reason. However, the Company will solicit stockholder approval for any amendment to the 2008 Plan to the extent necessary and desirable to comply with applicable laws. Further, unless approved by the stockholders of the Company, no amendment shall be made that would reduce the minimum exercise price at which Options may be granted or that would cancel outstanding options or stock appreciation rights in exchange for an award with an exercise price less than the exercise price of the original award. Generally, no amendment by the Board or stockholders may alter or impair any award previously granted under the 2008 Plan without the consent of the awardee.

Federal Income Tax Consequences

The following description is only a brief summary of certain United States federal income tax consequences relating to the 2008 Plan and is not intended to be exhaustive. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws. Reference is made to the Code, and the regulations promulgated thereunder, for a complete statement of all relevant federal tax provisions.

Incentive and Non-statutory Options.  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

Stock Appreciation Rights.  An optionee who is granted a stock appreciation right will have taxable ordinary income subject to income and employment tax withholding, if an optionee is a U.S. employee, in the year of exercise, equal to the amount of the appreciation distribution. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction for federal income tax purposes equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

Restricted Stock Awards.  Upon receipt of a restricted stock award, a recipient generally recognizes ordinary taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock. However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company in order to avoid a Company right of repurchase) and the recipient does not make an election under section 83(b) of the Code, the recipient will recognize ordinary taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the excess of the fair market value on the date of lapse over the purchase price. The taxable income will be subject to income and employment tax withholding, and the Company will be entitled to a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Code within 30 days of the grant, the recipient will recognize taxable income equal to the excess of the fair market value of the shares on the date of grant over the purchase price. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction for federal income tax purposes equal to the income recognized by the recipient. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option (see above).

Parachute Payments.  If the exercisability of an option or stock appreciation right is accelerated as a result of a Corporate Transaction or Change in Control, all or a portion of the value of the option or stock appreciation right at that time may be a “parachute payment” for purposes of the “excess parachute payment” provisions of the Code. Those provisions generally provide that if parachute payments to Officers, highly compensated employees, or employee stockholders exceed three times such an employee’s average compensation for the five tax years preceding the Corporate Transaction or Change in Control, the employer corporation may not deduct for federal income tax purposes any amount with respect to the parachute payment in excess of one times the average compensation, and the recipient is subject to a 20% excise tax on such excess over one times average compensation.

Tax Consequences to the Company or Subsidiary.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

The foregoing description of the 2008 Plan does not purport to be complete and is qualified in its entirety by the 2008 Plan, a copy of which (giving effect to the proposed amendment which is the subject of this Proposal No. 3) is attached hereto as Exhibit A.

New Plan Benefits

Except for the non-discretionary grants to non-employee Directors described above under “Director Compensation”, the amount and timing of grants that will be received by, or allocated to, any person under the 2008 Plan is not presently determinable, as awards under the 2008 Plan are fully discretionary and the Company does not have the present intention to make any such specific grants.

Vote Required

The affirmative vote of a majority of the shares of Common Stock of the Company voted on this Proposal No. 3 will be required to approve the amendment of the 2008 Plan and re-approve its Qualifying Performance Criteria under Section 162(m) of the Code.

The Board of Directors recommends a vote FOR Proposal No. 3.

PROPOSAL NO. 4 – ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our Named Executive Officers for fiscal 2011.

Our executive compensation program and compensation paid to our Named Executive Officers are described beginning on page P-8 of this Proxy Statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our Named Executive Officers, in ways that support three primary business objectives:

•

Attract and retain industry leading talent.

•

Support our culture of innovation and performance.

•

Align employee interests with long-term stockholder interests in the overall success of NET.

To help achieve these objectives, we structure our Named Executive Officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

Required Vote

You may vote for or against the following resolution, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our board of directors. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Resolved, that the stockholders approve the compensation awarded to NET’s Named Executive Officers for fiscal 2011, as disclosed under SEC rules, including the Compensation Discussion and Analysis, compensation tables, and related narrative disclosures included in this Proxy Statement.

The Board of Directors recommends a vote FOR Proposal No. 4.

PROPOSAL NO. 5 – ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on the compensation awarded to our Named Executive Officers. Your vote on this proposal allows you to indicate whether you prefer that we conduct future advisory votes on executive compensation every year, every two years or every three years, or that you abstain from casting a vote on this proposal.

The Board believes that an annual advisory vote on executive compensation will allow you to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in our proxy statement each year. The Board believes that an annual vote is also consistent with our efforts to engage in an ongoing dialogue with you about executive compensation and corporate governance matters.

The proxy card provides you with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. Because this vote is advisory, it will not be binding upon our Board of Directors. However, the Board will consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of the advisory vote.

The Board of Directors recommends a vote FOR a frequency of once EVERY YEAR for the stockholder advisory vote on compensation awarded to our Named Executive Officers.

INCORPORATION BY REFERENCE

The SEC allows us to incorporate by reference certain information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are making available to you together with this Proxy Statement. The information incorporated by reference is deemed to be part of this proxy statement. This Proxy Statement incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended March 25, 2011, which is bound in the same volume as this Proxy Statement or is available along with this Proxy Statement at www.proxyvote.com.

The Company will mail to any stockholder of record without charge, upon written request, a proxy statement and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 25, 2011, including the financial statements, schedules, and list of exhibits thereto. Requests should be sent to:  Investor Relations, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA  94555.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, proposals of stockholders that are intended to be presented at the Company’s annual meeting of stockholders to be held in 2012 (the “2012 Annual Meeting”) must be received by the Company no later than March 7, 2012 in order to be included, if appropriate, in the proxy statement and proxy relating to the 2012 Annual Meeting.

In addition, pursuant to the Company’s bylaws, in order for any stockholder to propose any business (including nominations for Director) at an annual stockholder meeting, such stockholder is required to provide the Company with advance written notice at least 60 days prior to such meeting (no later than June 15, 2012, assuming the 2012 Annual Meeting is held on August 14, 2012). The notice must contain certain information regarding such stockholder (and any nominee for Director), any arrangements between the stockholder and the nominee, and any other information regarding such nominee or each matter of business proposed by the stockholder that would be required to be disclosed in a Proxy Statement filed with the SEC for solicitations of proxies to approve such proposed business.

Any such proposals or notices should be directed to the attention of the Corporate Secretary, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA  94555.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

By order of the Board of Directors,

July 5, 2011

C. Nicholas Keating, Jr.

President and Chief Executive Officer

Exhibit A

NETWORK EQUIPMENT TECHNOLOGIES, INC.

2008 EQUITY INCENTIVE PLAN, As Amended

(giving effect to amendments proposed pursuant to Proposal No. 3)

1.

Purposes of the Plan.

(a)  The purpose of this Plan is to encourage ownership in Network Equipment Technologies, Inc., a Delaware corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.

Definitions.

(a)

As used herein, the following definitions shall apply:

(b)

“Administrator”  means the Board, any Committees, or such delegates of the Board as shall be administering the Plan in accordance with Section 4 of the Plan.

(c)

“Affiliate”  means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(d)

“Applicable Laws”  means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(e)

“Automatic Director Option” means a Nonstatutory Stock Option that is automatically granted to an Outside Director at times and subject to the terms and conditions as provided for under Section 12.

(f)

“Award”  means a Stock Award or Option granted in accordance with the terms of the Plan.

(g)

“Awardee”  means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(h)

“Award Agreement”  means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award.  Each Award Agreement is subject to the terms and conditions of the Plan.

(i)

“Board”  means the Board of Directors of the Company.

(j)

“Change in Control”  means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Awardee’s Option Agreement, Stock Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i)

a “Corporate Transaction,” meaning either:

(1)

the sale, lease, conveyance or other disposition of all or substantially all of the Company’s assets to any “person” (as such term is used in Section 13(d) of the Exchange Act), entity or group of persons acting in concert; or

(2)

a merger, consolidation or other transaction of the Company with or into any other corporation, entity or person, other than a transaction in which the holders of at least 50% of the shares of capital stock of the Company outstanding immediately prior thereto continue to hold (either by voting securities remaining outstanding or by their being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such transaction; or

(ii)

any person or group of persons becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or

(iii)

a contest for the election or removal of members of the Board that results in the removal from the Board of at least 50% of the incumbent members of the Board.

(k)

“Code”  means the United States Internal Revenue Code of 1986, as amended.

(l)

“Committee”  means the compensation committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(m)

“Common Stock”  means the common stock of the Company.

(n)

“Company”  means Network Equipment Technologies, Inc., a Delaware corporation, or its successor.

(o)

“Consultant” means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

(p)

“Conversion Award”  has the meaning set forth in Section 4(b)(xii) of the Plan.

(q)

“Director”  means a member of the Board.

(r)

“Effective Date” means the date the Company’s stockholders approve the Plan.

(s)

“Employee”  means a regular, active employee of the Company or any Affiliate, including an Officer and/or Inside Director.  The Administrator shall determine whether or not the chairman of the Board qualifies as an “Employee.” Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(t)

“Exchange Act”  means the Securities Exchange Act of 1934, as amended.

(u)

“Fair Market Value”  means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator,  in its discretion subject to the following:

(i)

If, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the New York Stock Exchange, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock (or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead) as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.

(ii)

If, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method without regard to any restriction other than a restriction which, by its terms, will never lapse.

(v)

“Grant Date”  means, for all purposes, the date on which the Administrator approves the grant of an Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Awardee's employment relationship with the Company.

(w)

“Incentive Stock Option”  means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y)

“Officer”  means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)

“Option”  means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”).  Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(aa)

“Outside Director” means a Director who is not an Employee.

(bb)

“Participant”  means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(cc)

“Plan”  means this Network Equipment Technologies, Inc. 2008 Equity Incentive Plan.

(dd)

“Prior Plans”  means the Company’s 1993 Stock Option Plan, as amended and the Company’s 1997 Stock Option Program, as amended.

(ee)

“Qualifying Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(ff)

“Share”  means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(gg)

“Stock Appreciation Right”  means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 11.

(hh)

“Stock Award”  means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement, and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ii) “Stock Unit”  means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares.  Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj)

“Subsidiary”  means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(kk) “Termination of Employment”  shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator.  However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries.  The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

(ll)“Total and Permanent Disability”  shall have the meaning set forth in Section 22(e)(3) of the Code.

3.

Stock Subject to the Plan.

(a)

Aggregate Number of Shares.   Subject to the provisions of Section 14 of the Plan, the number of Shares that may be sold or issued under the Plan is 4,900,000 shares of Common Stock, reduced share-for-share by the number of shares of Common Stock granted or subject to awards granted under either of the Prior Plans during the period commencing on March 29, 2008 and ending on August 8, 2008.  The number of Shares that may be sold or issued under the Plan shall also include up to an additional 5,303,155 shares of Common Stock subject to outstanding awards under the Prior Plans as of March 28, 2008 that become available for re-issuance as provided in subsection (c) below.

(b)

Counting of Award Shares.     Shares that are subject to Options or Stock Appreciation Rights granted under the Plan shall be counted against the Plan limit on a share-for-share basis. With regard to Stock Appreciation Rights, the number of Shares counted against the Plan limit shall be determined on the basis of the gross number of Shares exercised and not the net number of Shares delivered. Any Shares that are subject to Awards granted under the Plan other than Options or Stock Appreciation Rights shall be counted against the Plan limit according to the following ratio (the “Award Ratio”):

(i)

as of the original adoption of the Plan until June 1, 2009:  one and one half (1.5) Shares for every one (1) Share granted.

(ii)

from and after June 2, 2009:  one and one quarter (1.25) Shares for every one (1) Share granted.

(c)

Shares Available for Re-Issuance.

(i)

Re-grant of Cancelled Shares.    Shares subject to or issued pursuant to Awards granted under the Plan, as well as Shares subject to or issued pursuant to outstanding awards under the Prior Plans as of March 28, 2008, that are settled in cash, cancelled, terminate, expire, lapse, or are forfeited for any reason (including Shares repurchased by the Company upon the Awardee’s failure to vest in or otherwise earn the Shares), shall be available for re-grant under the Plan. For each Share subject to any such award other than stock options or stock appreciation rights, the number of Shares that become available for re-grant shall be multiplied by the Award Ratio set forth in Section 3(a) above.

(ii)

No Re-grant of Shares Used for Payment.    If an Awardee pays the exercise or purchase price of an Award granted under the Plan or the Prior Plans through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld (whether issued under the Plan or the Prior Plans) shall not become available for re-issuance under the Plan.

(d)

Code Section 162(m) Share Limits.    Subject to the provisions of Section 14 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any fiscal year to any one Awardee shall not exceed 600,000, except that in connection with his or her first commencing service with the Company or an Affiliate, an Awardee may be granted Awards covering up to an additional 400,000 Shares during the year in which such service commences.  Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(d) shall be subject to adjustment under Section 14 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance based compensation” under Code Section 162(m).

4.

Administration of the Plan.

(a)

Procedure.

(i)

Multiple Administrative Bodies.    The Plan shall be administered by the Board, a Committee and/or other delegates approved by the Board consistent with Applicable Law.

(ii)

Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)

Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iv)

Other Administration.     Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)

Delegation of Authority for the Day-to-Day Administration of the Plan.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan.  Such delegation may be revoked at any time.

(vi)

Securities Exchange.    The Plan will be administered in a manner that complies with any applicable securities exchange (or market system) listing requirements.

(b)

Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i)

to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)

to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)

to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

(iv)

to approve forms of Award Agreements for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)

to correct administrative errors;

(vii)

to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)

to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

(xi)

to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)

to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”).  Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction.  The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options.  Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xv) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)

Effect of Administrator's Decision.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons.  The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.  Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6.  Term of Plan.

The Plan shall become effective on the Effective Date, and subject to earlier termination by the Administrator under Section 15 of the Plan, shall remain in effect thereafter.  However, in the absence of further approval by stockholders of the Company, no Incentive Stock Option shall be granted more than ten (10) years from the Effective Date of the Plan.

7.  Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement.  In the case of Options and Stock Appreciation Rights, the term shall be seven (7) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date.

8.  Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)

Option Agreement.    Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)

Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, but in any case shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.  The foregoing provision shall not preclude the issuance of Conversion Awards granted in substitution and/or conversion of options of an acquired entity at a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

(c)

Vesting Period and Exercise Dates.    Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator.  The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. In the discretion of the Administrator, an Option may be fully vested and immediately exercisable upon issuance  At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

(d)

Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option.  Acceptable forms of consideration may include:

(i)

cash;

(ii)

check or wire transfer (denominated in U.S. Dollars);

(iii)

subject to the Company's discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)

consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

(v)

cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;

(vi)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)

any combination of the foregoing methods of payment.

(e)

Effect of Termination on Options.    Upon an Awardee's Termination of Employment, each outstanding Option granted to such Awardee shall expire as provided below, but in no event later than the Option termination date. To the extent such Option is not exercised within the earlier of (i) the time specified below (if any) and (ii) the Option termination date, such Option shall automatically terminate.

(i)

Generally.    If the Termination of Employment is other than as a result of circumstances described in subsections (ii) or (iii) below, such Option shall expire three (3) months following the Termination of Employment, or such other period following Termination of Employment as may be specified in the Option Agreement.

(ii)

Disability of Awardee.    If the Termination of Employment is a result of the Awardee's disability, including Total and Permanent Disability, such Option shall expire twelve (12) months following the Termination of Employment.

(iii)

Death of Awardee.    Upon an Awardee's Termination of Employment as a result of the Awardee's death, such Option shall expire twelve (12) months following the Awardee's death.  Any such Option may be exercised by the beneficiary designated by the Awardee (as provided in Section 16 of the Plan), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Option under the Awardee's will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person's authority to act as such. The Awardee’s service shall be deemed to have terminated on account of death if the Awardee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Awardee’s Termination of Employment.

(iv)

Other Terminations of Employment.    The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Awardee than that specified above.

(v)

Extension of Exercise Period.    The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Awardee’s Termination of Employment from the periods set forth in Sections 8(e)(i), (ii), (iii) and (iv) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the termination date of such Option as set forth in the Option Agreement.

(vi)

Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if a sale within the applicable time periods set forth above in this Section 8(e) or in the Option Agreement is prevented by Section 18 below, the Option shall remain exercisable until thirty (30) days after the date the Awardee is notified by the Company that the Option is exercisable, but in any event no later than the Option termination date. Further, if a sale within the applicable time periods set forth above in this Section 8(e) or in the Option Agreement would subject the Awardee to a suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Awardee would no longer be subject to suit, or (ii) the one hundred ninetieth (190th) day after Awardee’s Termination of Employment; but in no event later than the Option termination date.

(f)

Leave of Absence.    The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law.  In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

9.

Incentive Stock Option Limitations/Terms.

(a)

Eligibility.    Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b)

$100,000 Limitation.    Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)

Transferability.    An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee.  If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.  The designation of a beneficiary by an Awardee will not constitute a transfer.

(d)

Exercise Price.    The per Share exercise price of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date or, in the case of an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

(e)

Leave of Absence.    For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Awardee shall be treated for tax purposes as a Nonstatutory Stock Option.

(f)

Other Terms.    Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.

Exercise of Option.

(a)

Procedure for Exercise.

(i)

Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

(ii)

An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of applicable withholding taxes (if any).

(iii)

An Option may not be exercised for a fraction of a Share.

(b)

Rights as a Stockholder.  The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised.  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

11.

Stock Awards.

(a)

Stock Award Agreement.    Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)

Restrictions and Performance Criteria.    The grant, issuance, retention, settlement and/or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee.  Unless otherwise permitted in compliance with the requirements of Code Section 162(m) with respect to an Award intended to comply as “performance-based compensation” thereunder, the Committee shall establish the Qualifying Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c)

Forfeiture.    Unless otherwise provided for by the Administrator, upon the Awardee's Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d)

Rights as a Stockholder.    Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.  Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual stockholder.

(e)

Stock Appreciation Rights.

(i)

General.    Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan.  The Administrator may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator.  The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement.  Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Stock Award Agreement.

(ii)

Exercise of Stock Appreciation Right.    Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Administrator may determine, but in any case using a base price no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date).  The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Administrator and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement.  A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant.  A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

(iii)

Nonassignability of Stock Appreciation Rights.    Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

12.

Automatic Director Options.

The Board may establish a program under this Plan pursuant to which Outside Directors shall receive Automatic Director Options; provided that under such program no person shall have any discretion to select which Outside Directors shall be granted Automatic Director Options or to determine the number of Shares to be covered by Automatic Director Options granted to Outside Directors. Such a program for Automatic Director Options may be established by amendment of the Plan or otherwise, and if established by amendment of the Plan there shall be no requirement to obtain approval for such amendment from the Company’s stockholders.

13.

Other Provisions Applicable to Awards.

(a)

Non-Transferability of Awards.    An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution.  Subject to Section 9(c), the Administrator may in its discretion make an Award transferable to an Awardee's family member or any other person or entity as it deems appropriate, but in no event shall any Award be transferrable to a third party for consideration or in exchange for a payment of cash or other property.  If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)

Qualifying Performance Criteria.    For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before stock compensation expense pursuant to SFAS 123(R); earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders' equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; and (xxvi) ratio of nonperforming assets to total assets.  The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements.

(c)

Certification.    Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)

Discretionary Adjustments Pursuant to Section 162(m).    Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)

Tax Withholding Obligation.    As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(f)

Compliance with Section 409A.    Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”).  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant's “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant's death.

(g)

Deferral of Award Benefits.    The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards.  Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator's establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program.  Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.

14.

Adjustments upon Changes in Capitalization, Dissolution or Change in Control.

(a)

Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award, the number of Shares issuable pursuant to Automatic Director Options and the share limits set forth in Section 3 and shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)

Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c)

Change in Control.

(i)

In the event there is a Change in Control that is a Corporate Transaction, then immediately before the effective date of the Corporate Transaction, each outstanding Award granted under the Plan either (A) shall be assumed by the successor (or surviving) corporation or its parent (the “Corporate Successor”) or replaced by an equivalent Award for shares of the capital stock of the Corporate Successor, or (B) if not so assumed or replaced, each such Option shall become fully vested and exercisable with respect to the total number of Shares then subject to the Option, and all vesting and other restrictions on each such Stock Award shall terminate. The determination of equivalence under clause (A) above shall be made by the Administrator and shall be final, binding, and conclusive. Upon the consummation of the Corporate Transaction, all outstanding Awards shall terminate, except to the extent assumed by the Corporate Successor.

(ii)

For purposes of this Section 14(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any applicable adjustments in the number of Shares covered by the Award); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(iii)

In the event of any Change in Control, (A) the Board or Committee shall have full discretionary authority, exercisable either in advance of, or at the time of, the Change in Control, to provide for the automatic acceleration of the vesting of Awards upon the occurrence of the Change in Control (which acceleration may be conditioned upon the subsequent termination of the Awardee’s service to the Company or its Affiliate within a specified period after the Change in Control), and (B) all outstanding Awards held by Officers shall be automatically accelerated in the event of the termination of their employment in conjunction with, or within a year of, the Change in Control.

(iv)

Each Officer of the Corporation subject to the short-swing profit restrictions of the federal securities laws shall have the following limited stock appreciation rights in tandem with each option received under the Plan. Upon the occurrence of a Hostile Take-Over (defined below), each Option with a limited stock appreciation right in effect for at least six (6) months shall automatically be canceled and the optionee shall be entitled to a cash payment by the Company in the amount of the excess of (i) the Take-Over Price (defined below) of the shares of Common Stock subject to the canceled Option (whether or not the option is otherwise exercisable for such shares), over (ii) the aggregate exercise price payable for such shares.  The payment shall be made within five (5) days after consummation of the Hostile Take-Over.  Neither the approval of the Administrator nor the consent of the Board shall be required in connection with such Option cancellation and cash payment. A “Hostile Take-Over” shall be deemed to occur if (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer that the Board does not recommend that the Company’s stockholders accept, and (ii) more than 50% of the securities so acquired are accepted from holders other than officers and Directors of the Company subject to Section 16 of the Exchange Act. The “Take-Over Price” per share shall be the greater of (A) the Fair Market Value per share on the date of cancellation, or (B) the highest reported price per share paid in effecting such Hostile Take-Over.  However, if the canceled option is an Incentive Stock Option, the Take-Over Price shall not exceed the clause (A) price per share

15.

Amendment and Termination of the Plan.

(a)

Amendment and Termination.    The Board may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.  In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

(i)

materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 14 of the Plan;

(ii)

reduce the minimum exercise price at which Options may be granted under the Plan;

(iii)

result in amendment of the terms of outstanding Awards to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, in any case other than in connection with a change in the Company’s capitalization pursuant to Section 14 of the Plan; or

(iv)

change the class of persons eligible to receive Awards under the Plan.

(b)

Effect of Amendment or Termination.    No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B).  Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)

Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.  The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

16.

Designation of Beneficiary.

(a)

An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan.  To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)

Such designation of beneficiary may be changed by the Awardee at any time by written notice.  In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17.

No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ or service of the Company or its Affiliates.  Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.

Legal Compliance.

Subject to Section 22, shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.

Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.

Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21.

Governing Law; Interpretation of Plan and Awards.

(a)

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of California.

(b)

In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)

The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)

All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion.  In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision.  The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious.  This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f)

Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator.  The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees.  If there are no such members of the Board, the arbitrator shall be selected by the Board.  The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Delaware.  Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association.  Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive.  The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association.  The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

22.

Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a)

The Non-Issuance of Shares.    The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable, or the Administrator deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)

Tax Consequences.    Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder.  The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant.  In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties.  In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

(c)

Forfeiture.    The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

23.

Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan.  Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

24.

Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

*    *    *

PROXY
NETWORK EQUIPMENT TECHNOLOGIES, INC.
6900 Paseo Padre Parkway, Fremont, CA 94555

This Proxy is Solicited on Behalf of the Board of Directors of
Network Equipment Technologies, Inc.

The undersigned stockholder hereby appoints DAVID WAGENSELLER and FRANK SLATTERY, and each of them, with power of substitution, as "Proxies" to represent the undersigned at the Annual Meeting of Stockholders of Network Equipment Technologies, Inc. (the "Company") to be held on Tuesday, August 9, 2011, or at any postponement or adjournment thereof, and to vote all shares of Common Stock of the Company that the stockholder would be entitled to vote thereat if personally present.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is indicated, the Proxies are authorized to vote FOR the director nominees in Proposal 1; FOR Proposals 2, 3, and 4; and 1 YEAR for Proposal 5. In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the meeting.

YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

NETWORK EQUIPMENT TECHNOLOGIES, INC.

Vote on Director

1.

To elect Frederick D. D’Alessio and C. Nicholas Keating, Jr. as Class III Directors to serve until the 2014 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.

		For All ( )	Withhold All ( )	For All Except ( )	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. ___________________________________
Vote On Proposals						For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2012.						( )	( )	( )

3. To approve an amendment to the Company’s 2008 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance by an additional 1,400,000 shares, and at the same time reapprove, for tax purposes, the performance objectives for awards intended to qualify for deductibility under Section 162(m) of the US tax code.

						( )	( )	( )
4. Approval, on an advisory basis, of the fiscal 2011 compensation of the Company’s named executive officers.						( )	( )	( )
5. Selection, on an advisory basis of the frequency of the advisory vote to approve the compensation of the Company’s named executive officers.					3 Years ( )	2 Years ( )	1 Year ( )	Abstain ( )
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator trustee or guardian, please give full title, as such.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

NETWORK EQUIPMENT TECHNOLOGIES, INC. 6900 PASEO PADRE PARKWAY FREMONT, CA 94555

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Network Equipment Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Network Equipment Technologies, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Your vote is important. Please vote immediately. If you vote over the Internet or by telephone, please do not mail your card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com